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                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

                         1999 Annual Report on Form 10-K

                                EXHIBIT NO. 10.19




                      CONSULTANT REIMBURSEMENT ARRANGEMENT

                         Adopted Effective July 1, 1999


     RESOLVED, that Executive Officers of the Company may be reimbursed for up to $5,000 of expenditures incurred for personal Financial Counseling, Estate Planning or Tax Preparation.